EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. §1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Rockford Minerals Inc. (the “Company”) for the fiscal year ended October 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned President and the principal accounting and financial officer of the Company hereby certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects the financial condition and results of operations of the Company.

Date: March 23, 2011	/s/ Stephen Dewingaerde
Stephen Dewingaerde, Director and President

Date: March 25, 2011	/s/ Gregory J. Neely
Gregory J. Neely, Secretary, Treasurer, principal financial officer and principal accounting officer